Exhibit 10.1(a)

[Letterhead of UBS Investment Bank]

September 11, 2008

Impac Funding Corporation

Impac Mortgage Holdings, Inc.

Impac Warehouse Lending Group, Inc.

19500 Jamboree Road

Irvine, California 92612

RE:         WAIVER AGREEMENT

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of September 11, 2008 (the “Repurchase Agreement”), by and among Impac Funding Corporation, as a Seller (“IFC”), Impac Mortgage Holdings, Inc., as a Seller and Servicer (“IMH”), Impac Warehouse Lending Group, Inc., as a Seller (“IWLG” and, collectively with IFC and IMH the “Sellers”), and UBS Real Estate Securities, Inc., as Buyer (“UBS”).  The parties have entered into the Repurchase Agreement in consideration for the Waiver (defined below) and other good and valuable consideration.  Capitalized terms not otherwise defined in this Waiver Agreement (this “Waiver Agreement”) shall have the meanings ascribed to them in the Repurchase Agreement.

The Sellers have requested that UBS waive its rights (the “Waiver”) to pursue remedies pursuant to an Event of Default under Section 10.02 of the Repurchase Agreement as a result of Sellers’ failure to meet the covenants and/or representations and warranties as set forth in the following sections of the Repurchase Agreement:

(A)                              Section 8.05(b) – The Sellers have lost the licenses and approvals of various regulatory agencies and authorities, but the Sellers do not expect that such losses will result in a Material Adverse Effect on any Seller as its business is presently conducted.  The Waiver excludes those licenses required for the Servicer to perform its duties as Servicer under Repurchase Agreement.

(B)                                Section 8.06 – The Sellers have been and continue to be subject to the general economic conditions presently affecting the mortgage industry as a whole and, particularly with regard to Alt-A lenders, such conditions likely constitute a “Material Adverse Change” to the Sellers’ prospects and condition (financial and otherwise).  The Waiver shall solely apply to those financial statements provided to UBS up to the date of the Repurchase Agreement.

(C)                                Sections 8.18 and 8.28 – The representations and warranties regarding Mortgage Loans set forth in Schedule 1 to the Repurchase Agreement are limited as set forth in Section 2.01 of both agreements and Sellers make no representations or warranty that Schedule 1 is or was correct as of any date other than the date that a Mortgage Loan became subject to a Transaction for the first time under the Repurchase Agreement.  The Sellers have disclosed to the Buyer that certain of the Mortgage Loans may have been procured through fraudulent conduct on the part of third parties.

(D)                               Sections 9.01 and 9.32 – The Sellers have not timely delivered financial statements (and related certifications) for the first and second fiscal quarters of 2008 and such financial statements have not been timely filed with the United States Securities and Exchange Commission (the “SEC”).  The Waiver shall solely apply to the failure of the Sellers to deliver financial statements (and related certifications) to the SEC for the first and second fiscal quarters of 2008.

(E)                                 Section 9.02 – The Sellers have determined that certain litigation with respect to which they were served more than 30 days ago requires disclosure to the SEC and they are thus concurrently herewith disclosing to the Buyer the existence of such litigation (see Schedule 5 to the Repurchase Agreement).  The Waiver shall apply solely to the litigation set forth on Schedule 5 to the Repurchase Agreement as of the date of this Waiver Agreement.

(F)                                 Section 9.04(c) – The Sellers are not presently originating or acquiring Mortgage Loans and do not expect to do so in the foreseeable future.  The Waiver shall immediately cease as to that Seller who enters into, in the ordinary course of business, the business of originating or acquiring Mortgage Loans.

UBS hereby agrees to the Waiver for those Events of Default as set forth above in (A) – (F) and any Events of Default under the Existing Agreement, (as defined in the Repurchase Agreement), which are no longer representations, warranties or covenants of the Sellers in the Repurchase Agreement.  In the event that an Event of Default occurs under the Repurchase Agreement on or after the date hereof, the Sellers acknowledge and agree that UBS may immediately exercise its rights and remedies under the Repurchase Agreement, including but not limited to:  (i) enforcing the obligations of the Sellers to immediately pay the Repurchase Price to repurchase all Purchased Assets; (ii) selling the Purchased Assets to third parties chosen by UBS (or deeming such sale to occur in accordance with the Repurchase Agreement); (iii) obtaining an injunction or an order of specific performance against any of the Sellers; and (iv) declaring the occurrence of the Final Repurchase Date.

The Sellers hereby release and waive any claims, counterclaims, crossclaims, offsets, recoupment, causes of action or defenses they have or may have arising from any matter with regard to the Repurchase Agreement, the performance of their obligations thereunder, or any transaction related to the Repurchase Documents, against and/or with regard to UBS and/or any of its affiliates, employees, officers, directors, agents, successors or assigns thereof, and any such claims, counterclaims, crossclaims, offsets, recoupment, causes of action or defenses are hereby waived, relinquished and released in consideration of UBS’s execution and delivery of this Agreement.

Except as stated herein, UBS shall not be deemed to have waived or modified any of its rights hereunder or under any other agreement, instrument or paper signed by any Seller unless such waiver or modification is in writing and signed by UBS.  No failure or delay on the part of UBS in exercising any right, power or remedy hereunder or under any Repurchase Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or uneforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Please return to UBS a copy of this Agreement countersigned by each of the Sellers.  Such signatures shall also constitute a ratification and reaffirmation by the Sellers of all Repurchase Documents to which any Seller is a party and of all obligations, liabilities, liens, security interests, rights and remedies created or evidenced thereby.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without regard to conflicts of law principles).

This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  The parties may execute facsimile copies of this Agreement and the facsimile (or electronic) signatures of any such party shall be deemed an original and fully binding on said party.

[Remainder of page left intentionally blank]

If the foregoing correctly sets forth the Sellers’ agreement, please so indicate by executing and returning to UBS a copy of this Agreement.

Very truly yours,

UBS REAL ESTATE SECURITIES, INC.

		By:	/s/ Jonathan Banks
Name: Jonathan Banks
Title: Executive Director

		By:	/s/ Robert Carpenter
Name: Robert Carpenter
Title: Executive Director

Acknowledged and Agreed:

IMPAC FUNDING CORPORATION

By:	/s/ Ronald Morrison
Name: Ronald Morrison
Title: Executive Vice-President

IMPAC MORTGAGE HOLDINGS, INC.

By:	/s/ Ronald Morrison
Name: Ronald Morrison
Title: Executive Vice-President

IMPAC WAREHOUSE LENDING GROUP, INC.

By:	/s/ Ronald Morrison
Name: Ronald Morrison
Title: Executive Vice-President

[Signature Page to the Waiver Agreement]